UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

DRAGONEER GROWTH OPPORTUNITIES CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39709	98-1560055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Letterman Drive Building D, Suite M500 San Francisco, CA	94129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 539-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	DGNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On July 23, 2021, Dragoneer Growth Opportunities Corp. II, a Cayman Islands exempted company (“Dragoneer”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Dragoneer, Redwood Opportunity Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), Redwood Merger Sub LLC, a Delaware limited liability company (“Merger Sub II”), and Papay Topco, Inc., a Delaware corporation (“Papay”), which is the owner of Cvent, Inc.

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Dragoneer and Papay.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the closing date: (i) Dragoneer will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) Dragoneer’s name will be changed as determined by Papay in its sole discretion, and (B) each outstanding Class A ordinary share of Dragoneer and each outstanding Class B ordinary share of Dragoneer will become one share of common stock of Dragoneer (the “Dragoneer Common Stock”); and (ii) following the Domestication, (A) Merger Sub I will merge with and into Papay, with Papay as the surviving company in the merger (the “Surviving Company”) and, after giving effect to such merger, continuing as a wholly owned subsidiary of Dragoneer (the “First Merger”), and (B) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Company will merge with and into Merger Sub II, with Merger Sub II being the surviving entity of such merger (the “Second Merger” and, together with the First Merger, the “Mergers”). The Domestication, the Mergers and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the fourth quarter of 2021, following the receipt of the required approval by Dragoneer’s shareholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, all outstanding shares, together with all outstanding equity awards, of Papay will be exchanged for shares of Dragoneer Common Stock or comparable equity awards that are settled or are exercisable for shares of Dragoneer Common Stock, as applicable, based on an implied Papay equity value of $4,467,973,959 plus the aggregate exercise price for all in-the-money Company Equity Awards (as defined in the Business Combination Agreement) issued and outstanding as of immediately prior to the First Effective Time (as defined in the Business Combination Agreement).

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. Dragoneer has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, the Dragoneer board of directors shall consist of a number of directors and individuals determined by Vista Equity Partners Management, LLC (“Vista”) and shall initially include, among others, the go-forward chief executive officer of the company. Dragoneer has agreed to take all actions required under that certain Forward Purchase Agreement, dated as of October 29, 2020, between Dragoneer and Dragoneer Funding II LLC, such that an aggregate of 5,000,000 Dragoneer Shares will be purchased for an aggregate purchase price of $50,000,000 by the counterparties thereto at, and subject only to, the closing of the Business Combination. In addition, Dragoneer has agreed to adopt an equity incentive plan and employee stock purchase plan, as described in the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of Dragoneer and Papay to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the approval of Dragoneer’s shareholders, (iii) the approval of Papay’s shareholders, (iv) Dragoneer having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the closing of the Business Combination, (v) the shares of Dragoneer common stock being listed on Nasdaq and Nasdaq having raised no objection to the continued listing of such shares and (vi) a minimum cash condition of $356,000,000 calculated in accordance with the terms set forth in the Business Combination Agreement being satisfied.

The obligations of Dragoneer and Papay to consummate the Business Combination are also each subject to bring down conditions regarding representations, warranties and covenants of the other party and, in the case of Dragoneer, there having been no material adverse effect (as defined in the Business Combination Agreement) on Papay after the signing date. In addition, the obligation of Papay to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the existing certificate of incorporation of Dragoneer being amended and restated in the form attached to the Business Combination Agreement and (ii) the members of the Dragoneer board of directors determined in accordance with the Business Combination Agreement having been duly elected, and the officers determined in accordance with the Business Combination Agreement having been duly appointed.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Dragoneer and Papay, (ii) by Dragoneer if the representations and warranties of Papay are not true and correct or if Papay fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Papay if the representations and warranties of any Dragoneer Party (as defined in the Business Combination Agreement) are not true and correct or if any Dragoneer Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either Dragoneer or Papay if the Business Combination is not consummated by April 23, 2022, (v) by Papay if certain required approvals are not obtained by Dragoneer shareholders after the conclusion of a meeting of Dragoneer’s shareholders held for such purpose at which such shareholders voted on such approvals, and (vi) termination by Dragoneer if the transaction support agreements (as described below) are not executed and delivered to Dragoneer on the second calendar day of the signing date of the Business Combination Agreement or if Papay’s shareholders do not deliver to Dragoneer a written consent approving the Business Combination within two business days of the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Dragoneer, the Sponsor and other holders of Dragoneer class B ordinary shares (“Other Class B Holders”), and Papay entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and the Other Class B Holders, as holders of Class B ordinary shares (together, the “Class B Holders”), have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Mergers), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of Dragoneer or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) be bound by certain other covenants and agreements related to the Business Combination and (iv) be bound by certain transfer restrictions with respect to their shares in Dragoneer prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

The foregoing description of the Sponsor Letter Agreement is subject to and qualified in its entirety by reference to the full text of the form of Sponsor Letter Agreement, a copy of which is included as Exhibit A to Exhibit 2.1 hereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, Dragoneer entered into subscription agreements (the “Subscription Agreements”) with certain investors. Pursuant to the Subscription Agreements, the investors agreed to subscribe for and purchase, and Dragoneer agreed to issue and sell to such investors, on the Closing Date (as defined in the Business Combination Agreement) immediately prior to the Closing (as defined in the Business Combination Agreement), an aggregate of 47,500,000 shares of Dragoneer Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $475,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and, in certain cases, there having been no material amendment, modification or waiver of the Business Combination that is materially adverse to the subscriber’s economic interests (specifically excluding the minimum cash condition). The Subscription Agreements contain representations, warranties and covenants of each of the parties and provide that Dragoneer will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is included as Exhibit B to Exhibit 2.1 hereto.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates execution and delivery at closing by Dragoneer, the Sponsor, Vista, and certain other persons (collectively, the “Investors”) of an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) to be effective upon closing pursuant to which, among other things, the Investors have agreed to only effect a sale or distribution of Dragoneer equity securities pursuant to certain transfer restrictions and have been granted certain customary registration rights.

The foregoing description of the Amended and Restated Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit C-1 to Exhibit 2.1 hereto.

Investor Rights Agreement

The Business Combination Agreement contemplates execution and delivery at closing by Dragoneer, the Sponsor, certain Other Class B Holders and investment funds advised by affiliates of Vista (the “Vista Investors”) of an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, (i) the parties agreed that the board of directors of Dragoneer immediately following closing will be divided into three classes of directors, with each class serving for staggered three-year terms, (ii) from and after the closing, the Vista Investors will have the right to nominate a number of designees equal to the product of (x) the Total Number of directors multiplied by (y) the Vista Ownership Percentage, rounded up to the nearest whole number (as such terms are defined in the Investor Rights Agreement), subject to the terms and conditions set forth therein, (iii) Dragoneer agreed to use its reasonable best efforts to ensure that prior to the date that the Vista Ownership Percentage is less than 5%, each Vista Director (as defined in the Investor Rights Agreement) will be included in the board’s sale of nominees to the stockholders for director elections of such class, and each Vista Director to a particular class of directors will be included in the proxy statement in connection with soliciting proxies for meetings of stockholders, (iv) the parties agreed that from the closing until such time as the Vista Ownership Percentage is less than 5%, there shall be a number of Vista Directors on each committee of the board not less than the nearest whole number greater than the product obtained by multiplying the Vista Ownership Percentage by the number of positions, including any vacancies, on the applicable committee, and (v) (A) certain investors party thereto (other than the Sponsor and the investors party thereto who held Class B ordinary shares of Dragoneer that converted into common stock of Dragoneer), including the Vista Investors, agreed to not transfer any shares of common stock of Dragoneer for 180 days following the closing, subject to certain terms, conditions and exceptions, including a potential early release of 33% of such shares upon the achievement of certain trading conditions after closing (but no such release may occur prior to the 90th day after closing) and (B) the Sponsor and the Other Class B Holders agreed to not transfer any common stock of Dragoneer for one year after the closing, subject to certain terms, conditions and exceptions, including a potential early release upon the achievement of certain trading conditions after 120 days.

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is included as Exhibit C-2 to 2.1 hereto.

Papay Transaction Support Agreements

On the second calendar day following the signing of the Business Combination Agreement, certain Papay shareholders that are affiliates of or advised by Vista (collectively, the “Papay Supporting Shareholders”) will each enter into a Transaction Support Agreement (collectively, the “Transaction Support Agreements”) with Dragoneer, pursuant to which the Papay Supporting Shareholders will agree to, among other things, (i) vote or act by written consent in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) irrevocably appoint Dragoneer or any individual designated by Dragoneer as such Papay Supporting Shareholder’s agent, attorney-in-fact and proxy to attend on behalf of such Papay Supporting Shareholder any meeting of or written consent of the Papay Supporting Shareholders with respect to the Business Combination to the extent such Papay Supporting Shareholders are in breach of such voting obligations and (iii) be bound by certain other covenants and agreements related to the Business Combination. The shares of Papay capital stock that are owned by the Papay Supporting Shareholders and subject to the Transaction Support Agreements represent more than 90% of the outstanding voting power of Papay capital stock.

The foregoing description of the Transaction Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Transaction Support Agreement, a copy of which is included as Exhibit D to Exhibit 2.1 hereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Dragoneer Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On July 23, 2021, Dragoneer and Papay issued a joint press release announcing the execution of the Business Combination Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of Dragoneer, Papay or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

On July 23, 2021, Dragoneer will hold an investor webcast to discuss the transactions. Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is a transcript of a pre-recorded version of the investor webcast that Dragoneer and Papay have prepared for use in connection with this webcast.

On July 23, 2021, Papay posted an investor presentation to its website. A copy of the investor presentation is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

On July 23, 2021, Papay sent separate emails to its employees, hospitality cloud customers and event cloud customers. Copies of these emails are attached hereto as Exhibits 99.4, 99.5 and 99.6, respectively, and each incorporated into this Item 7.01 by reference.

On July 23, 2021, Papay sent guidance to its employees regarding employee communications. A copy of this guidance is attached hereto as Exhibit 99.7 and incorporated into this Item 7.01 by reference.

On July 23, 2021, Papay posted an announcement to its website regarding the business combination. A copy of this announcement is attached hereto as Exhibit 99.8 and incorporated into this Item 7.01 by reference.

Additional Information

In connection with the Business Combination, Dragoneer intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Dragoneer will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Dragoneer will send to its shareholders in connection with the Business Combination. The information to be filed by Dragoneer will contain substantially more information about Papay than is being furnished with this Current Report on Form 8-K and may contain information that an investor will consider important in making a decision regarding an investment in Dragoneer securities. INVESTORS AND SECURITY HOLDERS OF DRAGONEER ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH DRAGONEER’S SOLICITATION OF PROXIES FOR ITS EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION (AND RELATED MATTERS), AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH SUCH SOLICITATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. The definitive proxy statement/final prospectus will be mailed to shareholders of Dragoneer as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Dragoneer Growth Opportunities Corp. II, One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129.

Participants in the Solicitation

Dragoneer, Papay and certain of their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Dragoneer’s shareholders in connection with the Business Combination. DRAGONEER’S SHAREHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF DRAGONEER IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2021 AND IN ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2021, WHICH WAS FILED WITH THE SEC ON JUNE 21, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO DRAGONEER’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE BUSINESS COMBINATION WHEN AVAILABLE. Investors and Dragoneer’s shareholders may obtain more detailed information regarding the names and interests in the Business Combination of Dragoneer’s directors and officers in Dragoneer’s filings with the SEC, including the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination, and such information and names of Papay’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination between Dragoneer and Papay, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination, the PIPE and the Forward Purchase Agreement, the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, as well as statements about the composition of the board of directors of the company. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination, including to consummate the PIPE or the transactions contemplated by the Forward Purchase Agreement; the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on Papay’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and Papay; the risk that the Business Combination disrupts current plans and operations of Dragoneer or Papay as a result of the announcement and consummation of the Business Combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Dragoneer with the SEC, those included under the header “Risk Factors” in the final prospectus of Dragoneer related to its initial public offering and those under the heading “Summary Risk Factors” in the investor presentation filed as Exhibit 99.3 to this Current Report on Form 8-K. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of July 23, 2021, by and among Dragoneer Growth Opportunities Corp. II, Redwood Opportunity Merger Sub, Inc., Redwood Merger Sub LLC and Papay Topco, Inc.

10.1	Form of Sponsor Letter Agreement (included as Exhibit A to Exhibit 2.1 hereto).

10.2	Form of Subscription Agreement (included as Exhibit B to Exhibit 2.1 hereto).

10.3	Form of Amended and Restated Registration Rights Agreement (included as Exhibit C-1 to Exhibit 2.1 hereto).

10.4	Form of Investor Rights Agreement (included as Exhibit C-2 to Exhibit 2.1 hereto).

10.5	Form of Transaction Support Agreement (included as Exhibit D to Exhibit 2.1 hereto).

99.1	Joint Press Release, issued on July 23, 2021.

99.2	Transcript of Investor Webcast.

99.3	Investor Presentation.

99.4	Email to employees of Papay, sent on July 23, 2021.

99.5	Email to hospitality cloud customers of Papay, sent on July 23, 2021.

99.6	Email to event cloud customers of Papay, sent on July 23, 2021.

99.7	Guidance sent to Papay Employees on July 23, 2021.

99.8	Website announcement posted to Papay’s website on July 23, 2021.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2021

DRAGONEER GROWTH OPPORTUNITIES CORP. II

By:	/s/ Pat Robertson
Name:	Pat Robertson
Title:	President and Chief Operating Officer